UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): March 29, 2007

                 CWABS Asset-Backed Certificates Trust 2007-4
                 --------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-135846-21

                                  CWABS, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
             Commission File Number of the depositor: 333-135846

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                   Delaware                                95-4596514
                   --------                                ----------
       (State or Other Jurisdiction of      (I.R.S. Employer Identification No.
       Incorporation of the depositor)              of the depositor)

     4500 Park Granada, Calabasas, California                       91302
     ----------------------------------------                    ------------
(Address of Principal Executive Offices of the depositor)         (Zip Code)


The depositor's telephone number, including area code (818) 225-3237
                                                      --------------

-------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
     (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.  Other Events.

         On March 29, 2007, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of March 1, 2007, by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 2007-4 (the "Certificates"). The Certificates were issued on March 29, 2007. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

         The tables annexed as Exhibit 99.1 hereto describe characteristics of the Initial Mortgage Loans as of the Initial Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

         On March 29, 2007, CHL entered into an interest rate corridor contract with respect to the Class A-1A Certificates (the "Corridor Contract"), dated as of March 29, 2007, as evidenced by a Confirmation (the "Corridor Contract Confirmation") between CHL and Swiss Re Financial Products Corporation (the "Corridor Contract Counterparty"). The Corridor Contract Confirmation is annexed hereto as Exhibit 99.2.

         On March 29, 2007, Swiss Reinsurance Company issued a guarantee of the Corridor Contract Counterparty's performance under the Corridor Contract (the "Corridor Guarantee"), dated as of March 29, 2007. The Corridor Guarantee is annexed hereto as Exhibit 99.3.

         On March 29, 2007, CHL entered into a Corridor Contract Assignment Agreement (the "Corridor Contract Assignment Agreement"), dated as of March 29, 2007, by and among CHL, The Bank of New York, as Corridor Contract Administrator for the Trust and the Corridor Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Corridor Contract to the Corridor Contract Administrator. The Corridor Contract Assignment Agreement is annexed hereto as Exhibit 99.4.

         On March 29, 2007, CHL entered into a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement"), dated as of March 29, 2007, by and among CHL and The Bank of New York, as Corridor Contract Administrator (in such capacity, the "Corridor Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Corridor Contract Administration Agreement is annexed hereto as Exhibit 99.5.

         On March 29, 2007, the Company obtained a financial guaranty insurance policy issued by Financial Security Assurance Inc. with respect to the Class A-4W, Class A-5W and Class A-6W Certificates. The financial guaranty insurance policy and the related endorsements (collectively, the "FSA Policy") are annexed hereto as Exhibit 99.6.


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

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

        (a)    Financial Statements of Businesses Acquired.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Shell Company Transactions.

               Not applicable.

        (d)    Exhibits.

               4.1       Pooling and Servicing Agreement

               99.1      Characteristics of Initial Mortgage Pool

               99.2      Corridor Contract Confirmation

               99.3      Corridor Guarantee

               99.4      Corridor Contract Assignment Agreement

               99.5      Corridor Contract Administration Agreement

               99.6      FSA Policy


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


                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWABS, INC.



                                               By:  /s/ Darren Bigby
                                                    ----------------
                                               Name:    Darren Bigby
                                               Title:   Executive Vice President



Dated:  April 13, 2007



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

                                 Exhibit Index
                                 -------------


Exhibit No.                Description
-----------                -----------

4.1                        Pooling and Servicing Agreement

99.1                       Characteristics of Initial Mortgage Pool

99.2                       Corridor Contract Confirmation

99.3                       Corridor Guarantee

99.4                       Corridor Contract Assignment Agreement

99.5                       Corridor Contract Administration Agreement

99.6                       FSA Policy



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